UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 29, 2018

XSPORT GLOBAL, INC.
(Exact name of registrant as specified in its charter)
(Formerly known as HeadTrainer, Inc.)

Wyoming	80-0873491
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1800 Camden Road, #107-196, Charlotte, NC	28203
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(980) 875-4199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 29, 2018 (the “Closing Date”), XSport Global, Inc. (the “Company”) entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”) with Triton Funds, LP, a Delaware limited partnership (the “Investor”), whereby the Company shall have the right to require the Investor to purchase up to $1,000,000 (the “Commitment Amount”) of shares (“Capital Call Shares”)  the Company’s common stock, par value $0.001 per share (“Common Stock”)  during the commitment period (the “Commitment Period” commencing on August 28, 2018, and terminating on the earlier of (i) December 31, 2018, (ii) termination of the Equity Purchase Agreement by the Company upon a material breach by the Investor, or (iii) the date that the Investor has purchased Capital Shares equal to the Commitment Amount.

Pursuant to the Equity Purchase Agreement, the closing for Capital Call Shares shall occur on the date that is six business days following the date that the Investor receives Capital Call Shares from the Company. The purchase price for the shares to be paid by the Investor at each closing shall be 70% of the volume-weighted average price of the Company’s common stock during the 5 trading days prior to a closing date.

The obligation of the Investor to purchase Capital Call Shares is subject to several conditions, including, among other thing, (i) that the Company has filed a registration statement with the United States Securities and Exchange Commission registering the Capital Call Shares, and (ii) that the purchase of Capital Call Shares shall not cause the Investor to own more than 4.99% of the outstanding shares of the Company’s common stock.

In connection with the Equity Purchase Agreement, on August 29, 2018, the Company also entered into a Registration Rights Agreement with the Investor (the “Registration Rights Agreement”), requiring the Company to register, the Capital Call Shares on a registration statement to be filed with the Securities and Exchange Commission within 30 calendar days of the Closing Date.

Additionally, on August 29, 2018, the Company approved a donation of 400,000 shares of the Company’s common stock to Triton Funds LLC.

The foregoing descriptions of the Purchase Agreement and Registration Rights Agreement are qualified in their entirety by reference to such Purchase Agreement and Registration Rights Agreement, which are filed hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Equity Purchase Agreement dated August 28, 2018, by and between XSport Global, Inc. and Triton Funds LP
10.2	Registration Rights Agreement dated August 28, 2018, by and between XSport Global, Inc. and Triton Funds LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XSPORT GLOBAL, INC.

Date: September 4, 2018	By:	/s/ Robert Finigan, Jr.
Robert Finigan Jr., Chief Executive Officer